Exhibit 10.1

DocuSign Envelope ID: 8E0781CD-2F23-433A-B0EE-01294E7E5CC2

DocuSign Envelope ID: 8E0781CD-2F23-433A-B0EE-01294E7E5CC2

DocuSign Envelope ID: 8E0781CD-2F23-433A-B0EE-01294E7E5CC2 /s/ Harold Edwards 10/26/2022 /s/ Harold Edwards 10/26/2022

AIRCRE contracts

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1. Basic Provisions ("Basic Provisions").

1.1 **Parties.** This Lease ("**Lease**"), dated for reference purposes only September 8, 2022, is made by and between Ventura County Railway Company, LLC, a California limited liability company ("**Lessor**") and Limoneira Company, a Delaware corporation ("**Lessee**"), (collectively the "**Parties**," or individually a "**Party**").

1.2 **Premises:** That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known as (street address, city, state, zip): 2001 Sunkist Circle, Oxnard, California 93030 ("**Premises**"). The Premises are located in the County of Ventura, and are generally described as (describe briefly the nature of the property and, if applicable, the "**Project**," if the property is located within a Project): an approximately 223,359 square foot industrial building situated on approximately 13.03 acres of M1 zoned land. (See also Paragraph 2)

1.3 **Term:** Three (3) years and zero (0) months ("**Original Term**") commencing upon the Close of Escrow ("**Commencement Date**") and ending on the last day of the thirty-sixth (36th) month following the Commencement Date ("**Expiration Date**"). (See also Paragraph 3)

1.4 **Early Possession:** If the Premises are available Lessee may have non-exclusive possession of the Premises commencing N/A ("**Early Possession Date**"). (See also Paragraphs 3.2 and 3.3)

1.5 **Base Rent:** $120,000.00 per month ("**Base Rent**"), payable on the first day of each month commencing upon the Close of Escrow. (See also Paragraph 4)

☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 51.

1.6 **Base Rent and Other Monies Paid Upon Execution:**

(a) **Base Rent:** $120,000.00 for the period the first month of the Lease Term.

(b) **Security Deposit:** $90,000.00 ("**Security Deposit**"). (See also Paragraph 5)

(c) **Association Fees**: TBD for the period the first month of the Lease Term.

(d) **Other:** N/A for N/A.

(e) **Total Due Upon Execution of this Lease:** $210,000.00.

1.7 **Agreed Use**: Processing, cooling, storage and distribution of lemons, avocados and other produce. This paragraph shall automatically include any uses for future tenants referred to Tenant by the Landlord to sublease space within the property. Such expanded uses shall be confirmed by all parties within any sublease agreement. (See also Paragraph 6)

1.8 **Insuring Party.** Lessor is the "**Insuring Party**" unless otherwise stated herein. (See also Paragraph 8)

~~1.9 **Real Estate Brokers.** (See also Paragraph 15 and 25)~~

~~(a) **Representation**: Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, confirms and consents to the following agency relationships in this Lease with the following real estate brokers ("**Broker(s)**") and/or their agents ("**Agent(s)**"):~~

~~Lessor's Brokerage Firm ________ License No. ________ Is the broker of (check one): ☐ the Lessor; or ☐ both the Lessee and Lessor (dual agent).~~

~~Lessor's Agent ________ License No. ________ is (check one): ☐ the Lessor's Agent (salesperson or broker associate); or ☐ both the Lessee's Agent and the Lessor's Agent (dual agent).~~

~~Lessee's Brokerage Firm ________ License No. ________ Is the broker of (check one): ☐ the Lessee; or ☐ both the Lessee and Lessor (dual agent).~~

~~Lessee's Agent ________ License No. ________ is (check one): ☐ the Lessee's Agent (salesperson or broker associate); or ☐ both the Lessee's Agent and the Lessor's Agent (dual agent).~~

~~(b) **Payment to Brokers.** Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of ________ or ________% of the total Base Rent) for the brokerage services rendered by the Brokers.~~

1.10 **Guarantor.** The obligations of the Lessee under this Lease are to be guaranteed by N/A ("**Guarantor**"). (See also Paragraph 37)

1.11 **Attachments.** Attached hereto are the following, all of which constitute a part of this Lease:

☑ an Addendum consisting of Paragraphs 51 through 54;

☐ a plot plan depicting the Premises;

☐ a current set of the Rules and Regulations;

☐ a Work Letter;

☐ other (specify): ________.

2. Premises.

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INITIALS INITIALS

© 2019 AIR CRE. All Rights Reserved.
Last Edited: 9/8/2022 8:53 AM
STN-27.30, Revised 10-22-2020
Page 1 of 21

2.1 Leƫng. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and condiƟons set forth in this Lease. While the approximate square footage of the Premises may have been used in the markeƟng of the Premises for purposes of comparison, the Base Rent stated herein is NOT Ɵed to square footage and is not subject to adjustment should the actual size be determined to be diﬀerent. NOTE: Lessee is advised to verify the actual size prior to execuƟng this Lease. 2.2 CondiƟon. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in eﬀect within thirty days following the Start Date, warrants that the exisƟng electrical, plumbing, fire sprinkler, lighƟng, heaƟng, venƟlaƟng and air condiƟoning systems ("HVAC"), loading doors, sump pumps, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operaƟng condiƟon on said date, that the structural elements of the roof, bearing walls and foundaƟon of any buildings on the Premises (the "Building") shall be free of material defects, and that the Premises do not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law. If a non-compliance with said warranty exists as of the Start Date, or if one of such systems or elements should malfuncƟon or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligaƟon with respect to such maƩer, except as otherwise provided in this Lease, promptly aŌer receipt of wriƩen noƟce from Lessee seƫng forth with specificity the nature and extent of such non-compliance, malfuncƟon or failure, recƟfy same at Lessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements of the Building. If Lessee does not give Lessor the required noƟce within the appropriate warranty period, correcƟon of any such non-compliance, malfuncƟon or failure shall be the obligaƟon of Lessee at Lessee's sole cost and expense. Lessor also warrants, that unless otherwise specified in wriƟng, Lessor is unaware of (i) any recorded NoƟces of Default aﬀecƟng the Premise; (ii) any delinquent amounts due under any loan secured by the Premises; and (iii) any bankruptcy proceeding aﬀecƟng the Premises. 2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicable laws, covenants or restricƟons of record, regulaƟons, and ordinances ("Applicable Requirements") that were in eﬀect at the Ɵme that each improvement, or porƟon thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modificaƟons which may be required by the Americans with DisabiliƟes Act or any similar laws as a result of Lessee's use (see Paragraph 50), or to any AlteraƟons or UƟlity InstallaƟons (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly aŌer receipt of wriƩen noƟce from Lessee seƫng forth with specificity the nature and extent of such non-compliance, recƟfy the same at Lessor's expense. If Lessee does not give Lessor wriƩen noƟce of a non-compliance with this warranty within 6 months following the Start Date, correcƟon of that non-compliance shall be the obligaƟon of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereaŌer changed so as to require during the term of this Lease the construcƟon of an addiƟon to or an alteraƟon of the Premises and/or Building, the remediaƟon of any Hazardous Substance, or the reinforcement or other physical modificaƟon of the Unit, Premises and/or Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows: (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor noƟfies Lessee, in wriƟng, within 10 days aŌer receipt of Lessee's terminaƟon noƟce that Lessor has elected to pay the diﬀerence between the actual cost thereof and an amount equal to 6 months' Base Rent. If Lessee elects terminaƟon, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor wriƩen noƟce specifying a terminaƟon date at least 90 days thereaŌer. Such terminaƟon date shall, however, in no event be earlier than the last day that Lessee could legally uƟlize the Premises without commencing such Capital Expenditure. (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modificaƟons), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 1/144th of the porƟon of such costs reasonably aƩributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obligaƟon at any Ɵme. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the opƟon to terminate this Lease upon 90 days prior wriƩen noƟce to Lessee unless Lessee noƟfies Lessor, in wriƟng, within 10 days aŌer receipt of Lessor's terminaƟon noƟce that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent unƟl Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not suﬃcient to fully reimburse Lessee on an oﬀset basis, Lessee shall have the right to terminate this Lease upon 30 days wriƩen noƟce to Lessor. (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modificaƟon to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not, however, have any right to terminate this Lease. 2.4 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to saƟsfy itself with respect to the size and condiƟon of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with DisabiliƟes Act), and their suitability for Lessee's intended use, (c) Lessee has made such invesƟgaƟon as it deems necessary with reference to such maƩers and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representaƟon as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee's decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor's agents, nor Brokers have made any oral or wriƩen representaƟons or warranƟes with respect to said maƩers other than as set forth in this Lease. In addiƟon, Lessor acknowledges that: (i) Brokers have made no representaƟons, promises or warranƟes concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to invesƟgate the financial capability and/or suitability of all proposed tenants. 2.5 Lessee as Prior Owner/Occupant. The warranƟes made by Lessor in Paragraph 2 shall be of no force or eﬀect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary correcƟve work. 3.Term. 3.1 Term. The Commencement Date, ExpiraƟon Date and Original Term of this Lease are as specified in Paragraph 1.3. 3.2 Early Possession. Any provision herein granƟng Lessee Early Possession of the Premises is subject to and condiƟoned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or parƟally occupies the Premises prior to the Commencement Date, the obligaƟon to pay Base Rent shall be abated for the period of such Early Possession. All other INITIALS © 2019 AIR CRE. All Rights Reserved. STN-27.30, Revised 10-22-2020 INITIALS Last Edited: 9/8/2022 8:53 AM Page 2 of 21

terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.3 **Delay In Possession**. Lessor agrees to use commercially reasonable efforts to deliver exclusive possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or change the Expiration Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, as the same may be extended under the terms of any Work Letter executed by Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

3.4 **Lessee Compliance**. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4. Rent.

4.1 **Rent Defined**. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("**Rent**").

4.2 **Payment**. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashier's check. Payments will be applied first to accrued late charges and attorney's fees, second to accrued interest, then to Base Rent, Insurance and Real Property Taxes, and any remaining amount to any other outstanding charges or costs.

4.3 **Association Fees**. In addition to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owner's association or condominium fees levied or assessed against the Premises. Said monies shall be paid at the same time and in the same manner as the Base Rent.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. Lessor shall upon written request provide Lessee with an accounting showing how that portion of the Security Deposit that was not returned was applied. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. THE SECURITY DEPOSIT SHALL NOT BE USED BY LESSEE IN LIEU OF PAYMENT OF THE LAST MONTH'S RENT.

6. Use.

6.1 **Use**. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in the Agreed Use.

6.2 **Hazardous Substances**.

(a) **Reportable Uses Require Consent**. The term "**Hazardous Substance**" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "**Reportable Use**" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing,

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INITIALS INITIALS

© 2019 AIR CRE. All Rights Reserved.

Last Edited: 9/8/2022 8:53 AM

STN-27.30, Revised 10-22-2020

Page 3 of 21

Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary oﬃce supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contaminaƟon or damage or expose Lessor to any liability therefor. In addiƟon, Lessor may condiƟon its consent to any Reportable Use upon receiving such addiƟonal assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contaminaƟon, injury and/or liability, including, but not limited to, the installaƟon (and removal on or before Lease expiraƟon or terminaƟon) of protecƟve modificaƟons (such as concrete encasements) and/or increasing the Security Deposit. (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give wriƩen noƟce of such fact to Lessor, and provide Lessor with a copy of any report, noƟce, claim or other documentaƟon which it has concerning the presence of such Hazardous Substance. (c) Lessee RemediaƟon. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all invesƟgatory and/or remedial acƟon reasonably recommended, whether or not formally ordered or required, for the cleanup of any contaminaƟon of, and for the maintenance, security and/or monitoring of the Premises or neighboring properƟes, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party. (d) Lessee IndemnificaƟon. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabiliƟes, judgments, claims, expenses, penalƟes, and aƩorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migraƟon of any Hazardous Substance under the Premises from adjacent properƟes not caused or contributed to by Lessee). Lessee's obligaƟons shall include, but not be limited to, the eﬀects of any contaminaƟon or injury to person, property or the environment created or suﬀered by Lessee, and the cost of invesƟgaƟon, removal, remediaƟon, restoraƟon and/or abatement, and shall survive the expiraƟon or terminaƟon of this Lease. No terminaƟon, cancellaƟon or release agreement entered into by Lessor and Lessee shall release Lessee from its obligaƟons under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in wriƟng at the Ɵme of such agreement. (e) Lessor IndemnificaƟon. Except as otherwise provided in paragraph 8.7, Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediaƟon, which result from Hazardous Substances which existed on the Premises prior to Lessee's occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligaƟons, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of invesƟgaƟon, removal, remediaƟon, restoraƟon and/or abatement, and shall survive the expiraƟon or terminaƟon of this Lease. (f)InvesƟgaƟons and RemediaƟons. Lessor shall retain the responsibility and pay for any invesƟgaƟons or remediaƟon measures required by governmental enƟƟes having jurisdicƟon with respect to the existence of Hazardous Substances on the Premises prior to Lessee's occupancy, unless such remediaƟon measure is required as a result of Lessee's use (including "AlteraƟons", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such acƟviƟes at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable Ɵmes in order to carry out Lessor's invesƟgaƟve and remedial responsibiliƟes. (g) Lessor TerminaƟon OpƟon. If a Hazardous Substance CondiƟon (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the invesƟgaƟon and remediaƟon thereof required by the Applicable Requirements and this Lease shall conƟnue in full force and eﬀect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's opƟon, either (i) invesƟgate and remediate such Hazardous Substance CondiƟon, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall conƟnue in full force and eﬀect, or (ii) if the esƟmated cost to remediate such condiƟon exceeds 12 Ɵmes the then monthly Base Rent or $100,000, whichever is greater, give wriƩen noƟce to Lessee, within 30 days aŌer receipt by Lessor of knowledge of the occurrence of such Hazardous Substance CondiƟon, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such noƟce. In the event Lessor elects to give a terminaƟon noƟce, Lessee may, within 10 days thereaŌer, give wriƩen noƟce to Lessor of Lessee's commitment to pay the amount by which the cost of the remediaƟon of such Hazardous Substance CondiƟon exceeds an amount equal to 12 Ɵmes the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or saƟsfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall conƟnue in full force and eﬀect, and Lessor shall proceed to make such remediaƟon as soon as reasonably possible aŌer the required funds are available. If Lessee does not give such noƟce and provide the required funds or assurance thereof within the Ɵme provided, this Lease shall terminate as of the date specified in Lessor's noƟce of terminaƟon. 6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a Ɵmely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or raƟng bureau, and the recommendaƟons of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said Applicable Requirements are now in eﬀect or become eﬀecƟve aŌer the Start Date. Lessee shall, within 10 days aŌer receipt of Lessor's wriƩen request, provide Lessor with copies of all permits and other documents, and other informaƟon evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, noƟfy Lessor in wriƟng (with copies of any documents involved) of any threatened or actual claim, noƟce, citaƟon, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give wriƩen noƟce to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condiƟon conducive to the producƟon of mold; or (ii) any musƟness or other odors that might indicate the presence of mold in the Premises. In addiƟon, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a wriƩen request therefor. In addiƟon, Lessee shall provide Lessor with copies of its business license, cerƟficate of occupancy and/or any similar document within 10 days of the receipt of a wriƩen request therefor. 6.4 InspecƟon; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30) and consultants authorized by Lessor shall have the right to enter into Premises at any Ɵme in the case of an emergency, and otherwise at reasonable Ɵmes aŌer reasonable noƟce, for the purpose of inspecƟng and/or tesƟng the condiƟon of the Premises and/or for verifying compliance by Lessee with this Lease. The cost of any such inspecƟons shall be paid by Lessor, unless a violaƟon of Applicable Requirements, or a Hazardous Substance CondiƟon (see paragraph 9.1(e)) is found to exist or be imminent, or the inspecƟon is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspecƟon, so long as such inspecƟon is reasonably related to the violaƟon or contaminaƟon. In addiƟon, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a wriƩen request therefor. Lessee acknowledges that any failure on its part to allow such inspecƟons or tesƟng will expose Lessor to risks and potenƟally cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely diﬃcult to ascertain. Accordingly, should the Lessee fail to allow such inspecƟons and/or tesƟng in a Ɵmely fashion the Base Rent shall be automaƟcally increased, without any requirement for noƟce to Lessee, by an amount equal to 10% of the then exisƟng Base Rent or $100, whichever is greater for the remainder to the Lease. The ParƟes agree that such increase in Base Rent represents fair and reasonable compensaƟon for the addiƟonal risk/costs that Lessor will incur by reason of Lessee's failure to allow such inspecƟon and/or tesƟng. Such increase in Base Rent shall in no event consƟtute a waiver of Lessee's Default or Breach with respect to such failure nor prevent the exercise of any of the other rights and remedies granted INITIALS © 2019 AIR CRE. All Rights Reserved. STN-27.30, Revised 10-22-2020 INITIALS Last Edited: 9/8/2022 8:53 AM Page 4 of 21

hereunder.

7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.

7.1 **Lessee's Obligations**.

(a) **In General**. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations (intended for Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, roof drainage systems, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition (including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

(b) **Service Contracts**. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, and (vi) clarifiers. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof.

(c) **Failure to Perform**. If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof.

(d) **Replacement**. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (i.e. 1/144th of the cost per month). Lessee shall pay Interest on the unamortized balance but may prepay its obligation at any time.

7.2 **Lessor's Obligations**. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises.

7.3 **Utility Installations; Trade Fixtures; Alterations**.

(a) **Definitions**. The term "**Utility Installations**" refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "**Trade Fixtures**" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "**Lessee Owned Alterations and/or Utility Installations**" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

(b) **Consent**. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, do not trigger the requirement for additional modifications and/or improvements to the Premises resulting from Applicable Requirements, such as compliance with Title 24, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Rent in the aggregate or a sum equal to one month's Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

(c) **Liens; Bonds**. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

7.4 **Ownership; Removal; Surrender; and Restoration**.

(a) **Ownership**. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) **Removal**. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the

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removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c) **Surrender; Restoration**. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing and the provisions of Paragraph 7.1(a), if the Lessee occupies the Premises for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises) to the level specified in Applicable Requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. Insurance; Indemnity.

8.1 **Payment For Insurance**. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within 10 days following receipt of an invoice.

8.2 **Liability Insurance**.

(a) **Carried by Lessee**. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization's "Additional Insured-Managers or Lessors of Premises" Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "**insured contract**" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

(b) **Carried by Lessor**. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 **Property Insurance - Building, Improvements and Rental Value**.

(a) **Building and Improvements**. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

(b) **Rental Value**. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period. Lessee shall be liable for any deductible amount in the event of such loss.

(c) **Adjacent Premises**. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

8.4 **Lessee's Property; Business Interruption Insurance; Worker's Compensation Insurance**.

(a) **Property Damage**. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations.

(b) **Business Interruption**. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) **Worker's Compensation Insurance**. Lessee shall obtain and maintain Worker's Compensation Insurance in such amount as may be required by Applicable Requirements. Such policy shall include a 'Waiver of Subrogation' endorsement. Lessee shall provide Lessor with a copy of such endorsement along with the certificate of insurance or copy of the policy required by paragraph 8.5.

(d) **No Representation of Adequate Coverage**. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

8.5 **Insurance Policies**. Insurance required herein shall be by companies maintaining during the policy term a "General Policyholders Rating" of at least A-, VII, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates with copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may increase his liability insurance coverage and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease,

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whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same. 8.6 Waiver of SubrogaƟon. Without aﬀecƟng any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their enƟre right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The eﬀect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deducƟbles applicable hereto. The ParƟes agree to have their respecƟve property damage insurance carriers waive any right to subrogaƟon that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby. 8.7 Indemnity. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalƟes, aƩorneys' and consultants' fees, expenses and/or liabiliƟes arising out of, involving, or in connecƟon with, a Breach of the Lease by Lessee and/or the use and/or occupancy of the Premises and/or Project by Lessee and/or by Lessee's employees, contractors or invitees. If any acƟon or proceeding is brought against Lessor by reason of any of the foregoing maƩers, Lessee shall upon noƟce defend the same at Lessee's expense by counsel reasonably saƟsfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified. 8.8 ExempƟon of Lessor and its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstrucƟon or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighƟng fixtures, or from any other cause, whether the said injury or damage results from condiƟons arising upon the Premises or upon other porƟons of the building of which the Premises are a part, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee's business or for any loss of income or profit therefrom. Instead, it is intended that Lessee's sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8. 8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potenƟally cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely diﬃcult to ascertain. Accordingly, for any month or porƟon thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or cerƟficates evidencing the existence of the required insurance, the Base Rent shall be automaƟcally increased, without any requirement for noƟce to Lessee, by an amount equal to 10% of the then exisƟng Base Rent or $100, whichever is greater. The parƟes agree that such increase in Base Rent represents fair and reasonable compensaƟon for the addiƟonal risk/costs that Lessor will incur by reason of Lessee's failure to maintain the required insurance. Such increase in Base Rent shall in no event consƟtute a waiver of Lessee's Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligaƟon to maintain the insurance specified in this Lease. 9. Damage or DestrucƟon. 9.1 DefiniƟons. (a) "Premises ParƟal Damage" shall mean damage or destrucƟon to the improvements on the Premises, other than Lessee Owned AlteraƟons and UƟlity InstallaƟons, which can reasonably be repaired in 6 months or less from the date of the damage or destrucƟon. Lessor shall noƟfy Lessee in wriƟng within 30 days from the date of the damage or destrucƟon as to whether or not the damage is ParƟal or Total. (b) "Premises Total DestrucƟon" shall mean damage or destrucƟon to the Premises, other than Lessee Owned AlteraƟons and UƟlity InstallaƟons and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destrucƟon. Lessor shall noƟfy Lessee in wriƟng within 30 days from the date of the damage or destrucƟon as to whether or not the damage is ParƟal or Total. (c) "Insured Loss" shall mean damage or destrucƟon to improvements on the Premises, other than Lessee Owned AlteraƟons and UƟlity InstallaƟons and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespecƟve of any deducƟble amounts or coverage limits involved. (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the Ɵme of the occurrence to their condiƟon exisƟng immediately prior thereto, including demoliƟon, debris removal and upgrading required by the operaƟon of Applicable Requirements, and without deducƟon for depreciaƟon. (e) "Hazardous Substance CondiƟon" shall mean the occurrence or discovery of a condiƟon involving the presence of, or a contaminaƟon by, a Hazardous Substance, in, on, or under the Premises which requires restoraƟon. 9.2 ParƟal Damage - Insured Loss. If a Premises ParƟal Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned AlteraƟons and UƟlity InstallaƟons) as soon as reasonably possible and this Lease shall conƟnue in full force and eﬀect; provided, however, that Lessee shall, at Lessor's elecƟon, make the repair of any damage or destrucƟon the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not suﬃcient to eﬀect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deducƟble which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligaƟon to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of wriƩen noƟce of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and eﬀect. If such funds or assurance are not received, Lessor may nevertheless elect by wriƩen noƟce to Lessee within 10 days thereaŌer to: (i) make such restoraƟon and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and eﬀect, or (ii) have this Lease terminate 30 days thereaŌer. Lessee shall not be enƟtled to reimbursement of any funds contributed by Lessee to repair any such damage or destrucƟon. Premises ParƟal Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party. 9.3 ParƟal Damage - Uninsured Loss. If a Premises ParƟal Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall conƟnue in full force and eﬀect, or (ii) terminate this Lease by giving wriƩen noƟce to Lessee within 30 days aŌer receipt by Lessor of knowledge of the occurrence of such damage. Such terminaƟon shall be eﬀecƟve 60 days following the date of such noƟce. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days aŌer receipt of the terminaƟon noƟce to give wriƩen noƟce to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or saƟsfactory assurance thereof within 30 days aŌer making such INITIALS © 2019 AIR CRE. All Rights Reserved. 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commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4 **Total Destruction**. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

9.5 **Damage Near End of Term**. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

9.6 **Abatement of Rent; Lessee's Remedies**.

(a) **Abatement**. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) **Remedies**. If Lessor is obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 **Termination; Advance Payments**. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

10. Real Property Taxes.

10.1 **Definition**. As used herein, the term "**Real Property Taxes**" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises or the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address. Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 **Payment of Taxes**. In addition to Base Rent, Lessee shall pay to Lessor an amount equal to the Real Property Tax installment due at least 20 days prior to the applicable delinquency date. If any such installment shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such installment shall be prorated. In the event Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payments shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sum as is necessary. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit.

10.3 **Joint Assessment**. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

10.4 **Personal Property Taxes**. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities and Services.

11.1 Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

11.2 Within fifteen days of Lessor's written request, Lessee agrees to deliver to Lessor such information, documents and/or authorization as Lessor needs in order for Lessor to comply with new or existing Applicable Requirements relating to commercial building energy usage, ratings, and/or the reporting thereof.

12. Assignment and Subletting.

12.1 **Lessor's Consent Required**.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "**assign or assignment**") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

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(b) Unless Lessee is a corporaƟon and its stock is publicly traded on a naƟonal stock exchange, a change in the control of Lessee shall consƟtute an assignment requiring consent. The transfer, on a cumulaƟve basis, of 25% or more of the voƟng control of Lessee shall consƟtute a change in control for this purpose. (c) The involvement of Lessee or its assets in any transacƟon, or series of transacƟons (by way of merger, sale, acquisiƟon, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecaƟon of this Lease or Lessee's assets occurs, which results or will result in a reducƟon of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the Ɵme of the execuƟon of this Lease or at the Ɵme of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transacƟon or transacƟons consƟtuƟng such reducƟon, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounƟng principles. (d) An assignment or subleƫng without consent shall, at Lessor's opƟon, be a Default curable aŌer noƟce per Paragraph 13.1(d), or a noncurable Breach without the necessity of any noƟce and grace period. If Lessor elects to treat such unapproved assignment or subleƫng as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days wriƩen noƟce, increase the monthly Base Rent to 110% of the Base Rent then in eﬀect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any opƟon to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in eﬀect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent. (e) (f) (g) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injuncƟve relief. Lessor may reasonably withhold consent to a proposed assignment or subleƫng if Lessee is in Default at the Ɵme consent is requested. Notwithstanding the foregoing, allowing a de minimis porƟon of the Premises, ie. 20 square feet or less, to be used by a third party vendor in connecƟon with the installaƟon of a vending machine or payphone shall not consƟtute a subleƫng. 12.2 Terms and CondiƟons Applicable to Assignment and Subleƫng. (a) Regardless of Lessor's consent, no assignment or subleƫng shall : (i) be eﬀecƟve without the express wriƩen assumpƟon by such assignee or sublessee of the obligaƟons of Lessee under this Lease, (ii) release Lessee of any obligaƟons hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligaƟons to be performed by Lessee. (b) Lessor may accept Rent or performance of Lessee's obligaƟons from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall consƟtute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach. (c) Lessor's consent to any assignment or subleƫng shall not consƟtute a consent to any subsequent assignment or subleƫng. (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligaƟons under this Lease, including any assignee or sublessee, without first exhausƟng Lessor's remedies against any other person or enƟty responsible therefor to Lessor, or any security held by Lessor. (e) Each request for consent to an assignment or subleƫng shall be in wriƟng, accompanied by informaƟon relevant to Lessor's determinaƟon as to the financial and operaƟonal responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modificaƟon of the Premises, if any, together with a fee of $500 as consideraƟon for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or addiƟonal informaƟon and/or documentaƟon as may be reasonably requested. (See also Paragraph 36) (f)Any assignee of, or sublessee under, this Lease shall, by reason of accepƟng such assignment, entering into such sublease, or entering into possession of the Premises or any porƟon thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condiƟon and obligaƟon herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligaƟons as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in wriƟng. (g) Lessor's consent to any assignment or subleƫng shall not transfer to the assignee or sublessee any OpƟon granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in wriƟng. (See Paragraph 39.2) 12.3 AddiƟonal Terms and CondiƟons Applicable to Subleƫng. The following terms and condiƟons shall apply to any subleƫng by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein: (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligaƟons under this Lease; provided, however, that unƟl a Breach shall occur in the performance of Lessee's obligaƟons, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee's then outstanding obligaƟons any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collecƟon of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligaƟons to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a wriƩen noƟce from Lessor staƟng that a Breach exists in the performance of Lessee's obligaƟons under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such noƟce from Lessor and shall pay all Rents to Lessor without any obligaƟon or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary. (b) In the event of a Breach by Lessee, Lessor may, at its opƟon, require sublessee to aƩorn to Lessor, in which event Lessor shall undertake the obligaƟons of the sublessor under such sublease from the Ɵme of the exercise of said opƟon to the expiraƟon of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor. (c) (d) (e) Any maƩer requiring the consent of the sublessor under a sublease shall also require the consent of Lessor. No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior wriƩen consent. Lessor shall deliver a copy of any noƟce of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such noƟce. The sublessee shall have a right of reimbursement and oﬀset from and against Lessee for any such Defaults cured by the sublessee. 13. Default; Breach; Remedies. 13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, condiƟons or Rules and RegulaƟons under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period: (a) The abandonment of the Premises; the vacaƟng of the Premises prior to the expiraƟon or terminaƟon of this Lease without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potenƟal vandalism; or failure to deliver to Lessor exclusive possession of the enƟre Premises in accordance herewith prior to the expiraƟon or terminaƟon of this Lease. (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligaƟon under this Lease which endangers or threatens life or INITIALS © 2019 AIR CRE. All Rights Reserved. STN-27.30, Revised 10-22-2020 INITIALS Last Edited: 9/8/2022 8:53 AM Page 9 of 21

property, where such failure conƟnues for a period of 3 business days following wriƩen noƟce to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR'S RIGHTS, INCLUDING LESSOR'S RIGHT TO RECOVER POSSESSION OF THE PREMISES. (c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts consƟtuƟng public or private nuisance, and/or an illegal acƟvity on the Premises by Lessee, where such acƟons conƟnue for a period of 3 business days following wriƩen noƟce to Lessee. In the event that Lessee commits waste, a nuisance or an illegal acƟvity a second Ɵme then, the Lessor may elect to treat such conduct as a non-curable Breach rather than a Default. (d) The failure by Lessee to provide (i) reasonable wriƩen evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subleƫng, (iv) an Estoppel CerƟficate or financial statements, (v) a requested subordinaƟon, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets (MSDS), or (ix) any other documentaƟon or informaƟon which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure conƟnues for a period of 10 days following wriƩen noƟce to Lessee. (e) A Default by Lessee as to the terms, covenants, condiƟons or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d), above, where such Default conƟnues for a period of 30 days aŌer wriƩen noƟce; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereaŌer diligently prosecutes such cure to compleƟon. (f)The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a peƟƟon filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substanƟally all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the aƩachment, execuƟon or other judicial seizure of substanƟally all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or eﬀect, and not aﬀect the validity of the remaining provisions. (g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false. (h) If the performance of Lessee's obligaƟons under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the terminaƟon of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligaƟon on an anƟcipatory basis, and Lessee's failure, within 60 days following wriƩen noƟce of any such event, to provide wriƩen alternaƟve assurance or security, which, when coupled with the then exisƟng resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the Ɵme of execuƟon of this Lease. 13.2 Remedies. If Lessee fails to perform any of its aﬃrmaƟve duƟes or obligaƟons, within 10 days aŌer wriƩen noƟce (or in case of an emergency, without noƟce), Lessor may, at its opƟon, perform such duty or obligaƟon on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further noƟce or demand, and without limiƟng Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach: (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be enƟtled to recover from Lessee: (i) the unpaid Rent which had been earned at the Ɵme of terminaƟon; (ii) the worth at the Ɵme of award of the amount by which the unpaid rent which would have been earned aŌer terminaƟon unƟl the Ɵme of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the Ɵme of award of the amount by which the unpaid rent for the balance of the term aŌer the Ɵme of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligaƟons under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of releƫng, including necessary renovaƟon and alteraƟon of the Premises, reasonable aƩorneys' fees, and that porƟon of any leasing commission paid by Lessor in connecƟon with this Lease applicable to the unexpired term of this Lease. The worth at the Ɵme of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounƟng such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the Ɵme of award plus one percent. Eﬀorts by Lessor to miƟgate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover any damages to which Lessor is otherwise enƟtled. If terminaƟon of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a noƟce and grace period required under Paragraph 13.1 was not previously given, a noƟce to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also consƟtute the noƟce required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall consƟtute both an unlawful detainer and a Breach of this Lease enƟtling Lessor to the remedies provided for in this Lease and/or by said statute. (b) ConƟnue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitaƟons. Acts of maintenance, eﬀorts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not consƟtute a terminaƟon of the Lessee's right to possession. (c) Pursue any other remedy now or hereaŌer available under the laws or judicial decisions of the state wherein the Premises are located. The expiraƟon or terminaƟon of this Lease and/or the terminaƟon of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to maƩers occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises. 13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, the cost of tenant improvements for Lessee paid for or performed by Lessor, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideraƟon for Lessee's entering into this Lease, all of which concessions are hereinaŌer referred to as "Inducement Provisions," shall be deemed condiƟoned upon Lessee's full and faithful performance of all of the terms, covenants and condiƟons of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automaƟcally be deemed deleted from this Lease and of no further force or eﬀect, and any rent, other charge, bonus, inducement or consideraƟon theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which iniƟated the operaƟon of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in wriƟng by Lessor at the Ɵme of such acceptance. 13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely diﬃcult to ascertain. Such costs include, but are not limited to, processing and accounƟng charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days aŌer such amount shall be due, then, without any INITIALS © 2019 AIR CRE. All Rights Reserved. STN-27.30, Revised 10-22-2020 INITIALS Last Edited: 9/8/2022 8:53 AM Page 10 of 21

requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

13.5 **Interest**. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due shall bear interest from the 31st day after it was due. The interest ("**Interest**") charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6 **Breach by Lessor**.

(a) **Notice of Breach**. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b) **Performance by Lessee on Behalf of Lessor**. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent the actual and reasonable cost to perform such cure, provided however, that such offset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "**Condemnation**"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the Building, or more than 25% of that portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

~~**15. Brokerage Fees.**~~

~~15.1 **Additional Commission**. In addition to the payments owed pursuant to Paragraph 1.9 above, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the fee schedule of the Brokers in effect at the time the Lease was executed. The provisions of this paragraph are intended to supersede the provisions of any earlier agreement to the contrary.~~

~~15.2 **Assumption of Obligations**. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.9, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker for the limited purpose of collecting any brokerage fee owed.~~

~~15.3 **Representations and Indemnities of Broker Relationships**. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker, agent or finder (other than the Brokers and Agents, if any) in connection with this Lease, and that no one other than said named Brokers and Agents is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.~~

16. Estoppel Certificates.

(a) Each Party (as "**Responding Party**") shall within 10 days after written notice from the other Party (the "**Requesting Party**") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "**Estoppel Certificate**" form published by AIR CRE, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate. In addition, Lessee acknowledges that any failure on its part to provide such an Estoppel Certificate will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to execute and/or deliver a requested Estoppel Certificate in a timely fashion the monthly Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for remainder of the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to provide the Estoppel Certificate. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or Breach with respect to the failure to provide the Estoppel Certificate nor prevent the exercise of any of the other rights and remedies granted hereunder.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice

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from Lessor deliver to any potenƟal lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. 17. DefiniƟon of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the Ɵme in quesƟon of the fee Ɵtle to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's Ɵtle or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligaƟons and/or covenants under this Lease thereaŌer to be performed by the Lessor. Subject to the foregoing, the obligaƟons and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. 18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdicƟon, shall in no way aﬀect the validity of any other provision hereof. 19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days. 20. LimitaƟon on Liability. The obligaƟons of Lessor under this Lease shall not consƟtute personal obligaƟons of Lessor, or its partners, members, directors, oﬃcers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the saƟsfacƟon of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, oﬃcers or shareholders, or any of their personal assets for such saƟsfacƟon. 21. Time of Essence. Time is of the essence with respect to the performance of all obligaƟons to be performed or observed by the ParƟes under this Lease. 22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the ParƟes with respect to any maƩer menƟoned herein, and no other prior or contemporaneous agreement or understanding shall be eﬀecƟve. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own invesƟgaƟon as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. 23. NoƟces. 23.1 NoƟce Requirements. All noƟces required or permiƩed by this Lease or applicable law shall be in wriƟng and may be delivered in person (by hand or by courier) or may be sent by regular, cerƟfied or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, or by email, and shall be deemed suﬃciently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of noƟces. Either Party may by wriƩen noƟce to the other specify a diﬀerent address for noƟce, except that upon Lessee's taking possession of the Premises, the Premises shall consƟtute Lessee's address for noƟce. A copy of all noƟces to Lessor shall be concurrently transmiƩed to such party or parƟes at such addresses as Lessor may from Ɵme to Ɵme hereaŌer designate in wriƟng. 23.2 Date of NoƟce. Any noƟce sent by registered or cerƟfied mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the noƟce shall be deemed given 72 hours aŌer the same is addressed as required herein and mailed with postage prepaid. NoƟces delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours aŌer delivery of the same to the Postal Service or courier. NoƟces delivered by hand, or transmiƩed by facsimile transmission or by email shall be deemed delivered upon actual receipt. If noƟce is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day. 23.3 OpƟons. Notwithstanding the foregoing, in order to exercise any OpƟons (see paragraph 39), the NoƟce must be sent by CerƟfied Mail (return receipt requested), Express Mail (signature required), courier (signature required) or some other methodology that provides a receipt establishing the date the noƟce was received by the Lessor. 24. Waivers. (a) No waiver by Lessor of the Default or Breach of any term, covenant or condiƟon hereof by Lessee, shall be deemed a waiver of any other term, covenant or condiƟon hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condiƟon hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. (b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or condiƟons made by Lessee in connecƟon therewith, which such statements and/or condiƟons shall be of no force or eﬀect whatsoever unless specifically agreed to in wriƟng by Lessor at or before the Ɵme of deposit of such payment. (c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE. 25. Disclosures Regarding The Nature of a Real Estate Agency RelaƟonship. (a) When entering into a discussion with a real estate agent regarding a real estate transacƟon, a Lessor or Lessee should from the outset understand what type of agency relaƟonship or representaƟon it has with the agent or agents in the transacƟon. Lessor and Lessee acknowledge being advised by the Brokers in this transacƟon, as follows: (i)Lessor's Agent. A Lessor's agent under a lisƟng agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following aﬃrmaƟve obligaƟons: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: (a) Diligent exercise of reasonable skills and care in performance of the agent's duƟes. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecƟng the value or desirability of the property that are not known to, or within the diligent aƩenƟon and observaƟon of, the ParƟes. An agent is not obligated to reveal to either Party any confidenƟal informaƟon obtained from the other Party which does not involve the aﬃrmaƟve duƟes set forth above. (ii) Lessee's Agent. An agent can agree to act as agent for the Lessee only. In these situaƟons, the agent is not the Lessor's agent, even if by agreement the agent may receive compensaƟon for services rendered, either in full or in part from the Lessor. An agent acƟng only for a Lessee has the following aﬃrmaƟve obligaƟons. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: (a) Diligent exercise of reasonable skills and care in performance of the agent's duƟes. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially aﬀecƟng the value or desirability of the property that are not known to, or within the diligent aƩenƟon and observaƟon of, the ParƟes. An agent is not obligated to reveal to either Party any confidenƟal informaƟon obtained from the other Party which does not involve the aﬃrmaƟve duƟes set forth above. (iii) Agent RepresenƟng Both Lessor and Lessee. A real estate agent, either acƟng directly or through one or more associate licensees, can legally be INITIALS © 2019 AIR CRE. All Rights Reserved. STN-27.30, Revised 10-22-2020 INITIALS Last Edited: 9/8/2022 8:53 AM Page 12 of 21

the agent of both the Lessor and the Lessee in a transacƟon, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situaƟon, the agent has the following aﬃrmaƟve obligaƟons to both the Lessor and the Lessee: (a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. (b) Other duƟes to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In represenƟng both Lessor and Lessee, the agent may not, without the express permission of the respecƟve Party, disclose to the other Party confidenƟal informaƟon, including, but not limited to, facts relaƟng to either Lessee's or Lessor's financial posiƟon, moƟvaƟons, bargaining posiƟon, or other personal informaƟon that may impact rent, including Lessor's willingness to accept a rent less than the lisƟng rent or Lessee's willingness to pay rent greater than the rent oﬀered. The above duƟes of the agent in a real estate transacƟon do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transacƟon. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Both Lessor and Lessee should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transacƟon can be complex and subject to change. (b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The ParƟes agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relaƟng to this Lease may be brought against Broker more than one year aŌer the Start Date and that the liability (including court costs and aƩorneys' fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitaƟon on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker. (c) Lessor and Lessee agree to idenƟfy to Brokers as "ConfidenƟal" any communicaƟon or informaƟon given Brokers that is considered by such Party to be confidenƟal. 26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiraƟon or terminaƟon of this Lease. At or prior to the expiraƟon or terminaƟon of this Lease Lessee shall deliver exclusive possession of the Premises to Lessor. For purposes of this provision and Paragraph 13.1(a), exclusive possession shall mean that Lessee shall have vacated the Premises, removed all of its personal property therefrom and that the Premises have been returned in the condiƟon specified in this Lease. In the event that Lessee does not deliver exclusive possession to Lessor as specified above, then Lessor's damages during any holdover period shall be computed at the amount of the Rent (as defined in Paragraph 4.1) due during the last full month before the expiraƟon or terminaƟon of this Lease (disregarding any temporary abatement of Rent that may have been in eﬀect), but with Base Rent being 150% of the Base Rent payable during such last full month. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee. 27. CumulaƟve Remedies. No remedy or elecƟon hereunder shall be deemed exclusive but shall, wherever possible, be cumulaƟve with all other remedies at law or in equity. 28. Covenants and CondiƟons; ConstrucƟon of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and condiƟons. In construing this Lease, all headings and Ɵtles are for the convenience of the ParƟes only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the ParƟes, but rather according to its fair meaning as a whole, as if both ParƟes had prepared it. 29. Binding Eﬀect; Choice of Law. This Lease shall be binding upon the ParƟes, their personal representaƟves, successors and assigns and be governed by the laws of the State in which the Premises are located. Any liƟgaƟon between the ParƟes hereto concerning this Lease shall be iniƟated in the county in which the Premises are located. Signatures to this Lease accomplished by means of electronic signature or similar technology shall be legal and binding. 30. SubordinaƟon; AƩornment; Non-Disturbance. 30.1 SubordinaƟon. This Lease and any OpƟon granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecaƟon or security device (collecƟvely, "Security Device"), now or hereaŌer placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modificaƟons, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligaƟon to perform any of the obligaƟons of Lessor under this Lease. Any Lender may elect to have this Lease and/or any OpƟon granted hereby superior to the lien of its Security Device by giving wriƩen noƟce thereof to Lessee, whereupon this Lease and such OpƟons shall be deemed prior to such Security Device, notwithstanding the relaƟve dates of the documentaƟon or recordaƟon thereof. 30.2 AƩornment. In the event that Lessor transfers Ɵtle to the Premises, or the Premises are acquired by another upon the foreclosure or terminaƟon of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, aƩorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the elecƟon of the new owner, this Lease will automaƟcally become a new lease between Lessee and such new owner, and (ii) Lessor shall thereaŌer be relieved of any further obligaƟons hereunder and such new owner shall assume all of Lessor's obligaƟons, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisiƟon of ownership; (b) be subject to any oﬀsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner. 30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor aŌer the execuƟon of this Lease, Lessee's subordinaƟon of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any opƟons to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and aƩorns to the record owner of the Premises. Further, within 60 days aŌer the execuƟon of this Lease, Lessor shall, if requested by Lessee, use its commercially reasonable eﬀorts to obtain a Non-Disturbance Agreement from the holder of any pre-exisƟng Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee's opƟon, directly contact Lender and aƩempt to negoƟate for the execuƟon and delivery of a Non-Disturbance Agreement. 30.4 Self-ExecuƟng. The agreements contained in this Paragraph 30 shall be eﬀecƟve without the execuƟon of any further documents; provided, however, that, upon wriƩen request from Lessor or a Lender in connecƟon with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further wriƟngs as may be reasonably required to separately document any subordinaƟon, aƩornment and/or Non-Disturbance Agreement provided for herein. 31. AƩorneys' Fees. If any Party or Broker brings an acƟon or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereaŌer defined) in any such proceeding, acƟon, or appeal thereon, shall be enƟtled to reasonable aƩorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such acƟon or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitaƟon, a Party or Broker who substanƟally obtains or defeats the relief sought, as the case may be, whether by compromise, seƩlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The aƩorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all aƩorneys' fees reasonably incurred. In addiƟon, Lessor shall be enƟtled to aƩorneys' fees, costs and INITIALS © 2019 AIR CRE. All Rights Reserved. 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expenses incurred in the preparaƟon and service of noƟces of Default and consultaƟons in connecƟon therewith, whether or not a legal acƟon is subsequently commenced in connecƟon with such Default or resulƟng Breach ($200 is a reasonable minimum per occurrence for such services and consultaƟon). 32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any Ɵme, in the case of an emergency, and otherwise at reasonable Ɵmes aŌer reasonable prior noƟce for the purpose of showing the same to prospecƟve purchasers, lenders, or tenants, and making such alteraƟons, repairs, improvements or addiƟons to the Premises as Lessor may deem necessary or desirable and the erecƟng, using and maintaining of uƟliƟes, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse eﬀect on Lessee's use of the Premises. All such acƟviƟes shall be without abatement of rent or liability to Lessee. 33. AucƟons. Lessee shall not conduct, nor permit to be conducted, any aucƟon upon the Premises without Lessor's prior wriƩen consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an aucƟon. 34. Signs. Lessor may place on the Premises ordinary "For Sale" signs at any Ɵme and ordinary "For Lease" signs during the last 6 months of the term hereof. Except for ordinary "for sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior wriƩen consent. All signs must comply with all Applicable Requirements. 35. TerminaƟon; Merger. Unless specifically stated otherwise in wriƟng by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual terminaƟon or cancellaƟon hereof, or a terminaƟon hereof by Lessor for Breach by Lessee, shall automaƟcally terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to conƟnue any one or all exisƟng subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by wriƩen noƟce to the holder of any such lesser interest, shall consƟtute Lessor's elecƟon to have such event consƟtute the terminaƟon of such interest. 36. Consents. All requests for consent shall be in wriƟng. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', aƩorneys', engineers' and other consultants' fees) incurred in the consideraƟon of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subleƫng or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporƟng documentaƟon therefor. Lessor's consent to any act, assignment or subleƫng shall not consƟtute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then exisƟng Default or Breach, except as may be otherwise specifically stated in wriƟng by Lessor at the Ɵme of such consent. The failure to specify herein any parƟcular condiƟon to Lessor's consent shall not preclude the imposiƟon by Lessor at the Ɵme of consent of such further or other condiƟons as are then reasonable with reference to the parƟcular maƩer for which consent is being given. In the event that either Party disagrees with any determinaƟon made by the other hereunder and reasonably requests the reasons for such determinaƟon, the determining party shall furnish its reasons in wriƟng and in reasonable detail within 10 business days following such request. 37. Guarantor. 37.1 ExecuƟon. The Guarantors, if any, shall each execute a guaranty in the form most recently published by AIR CRE, and each such Guarantor shall have the same obligaƟons as Lessee under this Lease. 37.2 Default. It shall consƟtute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execuƟon of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a cerƟfied copy of a resoluƟon of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel CerƟficate, or (d) wriƩen confirmaƟon that the guaranty is sƟll in eﬀect. 38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, condiƟons and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof. 39. OpƟons. If Lessee is granted any OpƟon, as defined below, then the following provisions shall apply. 39.1 DefiniƟon. "OpƟon" shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first oﬀer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first oﬀer to purchase or the right of first refusal to purchase the Premises or other property of Lessor. 39.2 OpƟons Personal To Original Lessee. Any OpƟon granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee cerƟfying that Lessee has no intenƟon of thereaŌer assigning or subleƫng. 39.3 MulƟple OpƟons. In the event that Lessee has any mulƟple OpƟons to extend or renew this Lease, a later OpƟon cannot be exercised unless the prior OpƟons have been validly exercised. 39.4 Eﬀect of Default on OpƟons. (a) Lessee shall have no right to exercise an OpƟon: (i) during the period commencing with the giving of any noƟce of Default and conƟnuing unƟl said Default is cured, (ii) during the period of Ɵme any Rent is unpaid (without regard to whether noƟce thereof is given Lessee), (iii) during the Ɵme Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more noƟces of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the OpƟon. (b) The period of Ɵme within which an OpƟon may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an OpƟon because of the provisions of Paragraph 39.4(a). (c) An OpƟon shall terminate and be of no further force or eﬀect, notwithstanding Lessee's due and Ɵmely exercise of the OpƟon, if, aŌer such exercise and prior to the commencement of the extended term or compleƟon of the purchase, (i) Lessee fails to pay Rent for a period of 30 days aŌer such Rent becomes due (without any necessity of Lessor to give noƟce thereof), or (ii) if Lessee commits a Breach of this Lease. 40. MulƟple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulaƟons which Lessor may make from Ɵme to Ɵme for the management, safety, and care of said properƟes, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses incurred in connecƟon with such rules and regulaƟons. 41. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligaƟon whatsoever to provide same. Lessee assumes all responsibility for the protecƟon of the Premises, Lessee, its agents and invitees and their property from the acts of third parƟes. INITIALS © 2019 AIR CRE. All Rights Reserved. STN-27.30, Revised 10-22-2020 INITIALS Last Edited: 9/8/2022 8:53 AM Page 14 of 21

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid "under protest" within 6 months shall be deemed to have waived its right to protest such payment.

44. Authority; Multiple Parties; Execution.

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as "Lessee", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS LEASE.

49. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ☐ is ☑ is not attached to this Lease.

50. Accessibility; Americans with Disabilities Act.

(a) The Premises:

☑ have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards.

In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certificate to Lessee within 7 days of the execution of this Lease.

(b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE

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LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: ________
On: 10/25/22

By LESSOR:
Ventura County Railway Company, LLC, a California limited liability company

By: /s/ Kristin Decas
Name Printed: Kristin Decas
Title: Manager
Phone: 805-488-3677
Fax: ________
Email: kdecas@portofh.org

By: ________
Name Printed: ________
Title: ________
Phone: ________
Fax: ________
Email: ________

Address: 333 Ponoma Street, Port Hueneme, CA 93041
Federal ID No.: ________

Executed at: ________
On: 10/26/22

By LESSEE:
Limoneira Company, a Delaware corporation

By: /s/ Harold Edwards
Name Printed: Harold Edwards
Title: President and CEO
Phone: 805-207-1897
Fax: ________
Email: hedwards@limoneira

By: ________
Name Printed: ________
Title: ________
Phone: ________
Fax: ________
Email: ________

Address: 1141 Cummings Road, Santa Paula, CA 93060
Federal ID No.: ________

~~**BROKER**~~

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~~Attn:~~ ________
~~Title:~~ ________

~~Address:~~ ________
~~Phone:~~ ________
~~Fax:~~ ________
~~Email:~~ ________
~~Federal ID No.:~~ ________
~~Broker DRE License #:~~ ________
~~Agent DRE License #:~~ ________

~~**BROKER**~~

____

~~Attn:~~ ________
~~Title:~~ ________

~~Address:~~ ________
~~Phone:~~ ________
~~Fax:~~ ________
~~Email:~~ ________
~~Federal ID No.:~~ ________
~~Broker DRE License #:~~ ________
~~Agent DRE License #:~~ ________

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

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AIRCRE contracts

RENT ADJUSTMENT(S)
STANDARD LEASE ADDENDUM

Dated: September 8, 2022

By and Between

Lessor: Ventura County Railway Company, LLC, a California limited liability company

Lessee: Limoneira Company, a Delaware corporation

Property Address: 2001 Sunkist Circle, Oxnard, California 93030
(street address, city, state, zip)

Paragraph: 51

A. RENT ADJUSTMENTS

The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately)

☐ **I. Cost of Living Adjustment(s) (COLA)**

a. On (Fill in COLA Dates): __________ the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers), for (Fill in Urban Area): __________, All Items (1982-1984 = 100), herein referred to as "CPI".

b. The monthly Base Rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): the ☐ first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or ☐ (Fill in Other "Base Month"): __________. The sum so calculated shall constitute the new monthly Base Rent hereunder, but in no event, shall any such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the Base Rent adjustment.

c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

☐ **II. Market Rental Value Adjustment(s) (MRV)**

a. On (Fill in MRV Adjustment Date(s): __________ the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached within thirty days, then:

(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

(i) Within 15 days thereafter, Lessor and Lessee shall each select an independent third party ☐ appraiser or ☐ broker ("Consultant" - check one) of their choice to act as an arbitrator (Note: the parties may not select either of the Brokers that was involved in negotiating the Lease). The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

(ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

(iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closest to the actual MRV.

2) When determining MRV, the Lessor, Lessee and Consultants shall consider the terms of comparable market transactions which shall include, but not be limited to, rent, rental adjustments, abated rent, lease term and financial condition of tenants.

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RA-7.03, Revised 10-22-2020

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3)Notwithstanding the foregoing, the new Base Rent shall not be less than the rent payable for the month immediately preceding the rent adjustment. b.Upon the establishment of each New Market Rental Value: 1)the new MRV will become the new "Base Rent" for the purpose of calculaƟng any further Adjustments, and 2)the first month of each Market Rental Value term shall become the new 'Base Month' for the purpose of calculaƟng any further Adjustments. III. Fixed Rental Adjustment(s) (FRA) The Base Rent shall be increased to the following amounts on the dates set forth below: On (Fill in FRA Adjustment Date(s)): The 13th month of the Lease Term The New Base Rent shall be: $124,800.00 The 25th month of the Lease Term $129,792.00 B.NOTICE Unless specified otherwise herein, noƟce of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease. C. BROKER'S FEE The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease or if applicable, paragraph 9 of the Sublease. AIR CRE * hƩps://www.aircre.com * 213-687-8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in wriƟng. INITIALS © 2017 AIR CRE. All Rights Reserved. RA-7.03, Revised 10-22-2020 INITIALS Last Edited: 9/8/2022 8:53 AM Page 18 of 21

AIRCRE contracts

OPTION(S) TO EXTEND TERM
STANDARD LEASE ADDENDUM

Dated: September 8, 2022

By and Between

Lessor: Ventura County Railway Company, LLC, a California limited liability company

Lessee: Limoneira Company, a Delaware corporation

Property Address: 2001 Sunkist Circle, Oxnard, California 93030
(street address, city, state, zip)

Paragraph: 52 **OPTION(S) TO EXTEND TERM.** Subject to the terms, conditions and provisions of Paragraph 39, Lessor grants Lessee two (2) option(s) to extend the term of the Lease ("**Extension Option(s)**"), with each Extension Option being for a term of twelve (12) months, commencing when the prior term expires ("**Option Term(s)**"). In order to exercise an Extension Option, Lessee must give written notice of such election to Lessor and Lessor must receive such notice at least three (3) but not more than six (6) months prior to the date that the applicable Option Term would commence, time being of the essence. If timely and proper notification of the exercise of an Extension Option is not given by Lessee and/or received by Lessor, such Extension Option shall automatically expire. Except as specifically modified, the terms, conditions and provisions of the Lease shall apply during Option Terms but the amount of Rent during Option Terms shall be established by using the method(s) selected below *(check method(s) to be used and fill in appropriately)*:

☐ **I. Consumer Price Index.**

(a) During the Option Term(s) which start(s) on __________, the monthly Base Rent shall be increased on __________ and every __________ months thereafter during such Option Term(s) ("**Option Term CPI Increase Date(s)**") commensurate with the increase in the Option Term CPI (as herein defined) determined as follows: the monthly Base Rent scheduled for the month immediately preceding the first occurring Option Term CPI Increase Date shall be multiplied by a fraction the denominator of which is the Option Term Base CPI (as herein defined), and the numerator of which is the Option Term Comparison CPI (as herein defined). The amount so calculated shall constitute the new Base Rent until the next Option Term CPI Increase Date during the applicable Option Term, but in no event shall any such new Base Rent be less than the Base Rent for the month immediately preceding the applicable Option Term CPI Increase Date.

(b) The term "**Option Term CPI**" shall mean the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for *(select one)*: ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers), for *(fill in Urban Area)*: __________ or ☐ the area in which the Premises is located, All Items (1982-1984 = 100). The term "**Option Term Comparison CPI**" shall mean the CPI of the calendar month which is 2 full months prior to the applicable Option Term CPI Increase Date. The term "**Option Term Base CPI**" shall mean the CPI of the calendar month which is 2 full months prior to *(select one)*: ☐ Commencement Date of the Original Term, ☐ start of the applicable Option Term, or ☐ *(fill in month)* __________.

(c) If compilation and/or publication of the CPI is transferred to another governmental department, bureau or agency or is discontinued, then instead the index most nearly the same as the CPI shall be used to calculate the Base Rent increases hereunder. If the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, with the cost of such arbitration being paid equally by the Parties.

☐ **II. Fixed Percentage.** During the Option Term(s) which start(s) on __________, the monthly Base Rent shall be increased on __________ and every __________ months thereafter during such Option Term(s) ("**Option Term Percentage Increase Date(s)**") by __________ percent (__________%) of the monthly Base Rent scheduled to be paid for the month immediately preceding the applicable Option Term Percentage Increase Date.

☐ **III. Fair Market Value.**

(a) During the Option Term(s) which start(s) on __________, the amount of Rent shall be the amount forecasted to be the fair market rental value of the Premises during such Option Term established pursuant to the procedures, terms, assumptions and conditions set forth herein ("**Fair Market Value**"); provided, however, regardless of such Fair Market Value, Base Rent during an Option Term shall not be less than the Base Rent scheduled as of when the prior term expires. Starting as of Lessee's exercise of the applicable Extension Option (but not earlier than six (6) months before start of the applicable Option Term), the Parties shall for thirty (30) days ("**Negotiation Period**") attempt to agree upon the Fair Market Value. If during the Negotiation Period the Parties do not agree on the Fair Market Value, then the Fair Market Value shall be established pursuant to the procedures set forth herein, which shall be binding.

(b) Each Party shall, within fifteen (15) days after the end of the Negotiation Period, in writing submit to the other Party such Party's determination of the Fair Market Value ("**Submitted Value(s)**"). If a Party fails to timely provide a Submitted Value, then the other Party's Submitted Value shall be the Fair Market Value. If both Parties timely provide Submitted Values, then each Party shall, within fifteen (15) days after both Parties have exchanged Submitted Values, in writing notify the other Party of such Party's selected arbitrator who shall meet the qualifications set forth herein ("**Advocate Arbitrator(s)**"). Lessor and Lessee may select an Advocate Arbitrator who is favorable to such Party's position and may, prior to or after appointment of an Advocate Arbitrator, consult with such Party's Advocate Arbitrator. If a Party fails to timely and properly provide notice of such Party's chosen Advocate Arbitrator, then the other Party's Submitted Value shall be the Fair Market Value.

(c) If both Parties timely and properly designate Advocate Arbitrators, then such Advocate Arbitrators shall, within fifteen (15) days after their selection, choose a third (3rd) neutral arbitrator who shall meet the qualifications set forth herein ("**Neutral Arbitrator**"). The Neutral Arbitrator shall be engaged jointly by Lessor and Lessee. If Advocate Arbitrators fail to agree upon and timely appoint a Neutral Arbitrator, then the President of AIR CRE shall appoint such Neutral

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Arbitrator within fiŌeen (15) days aŌer request by either Party. If the President of AIR CRE does not Ɵmely appoint the Neutral Arbitrator, then either Party may file an appropriate legal acƟon for a judge with competent jurisdicƟon over the ParƟes to appoint the Neutral Arbitrator. (d) The Advocate Arbitrators and the Neutral Arbitrator ("Arbitrator(s)") shall be duly licensed real estate brokers or salespersons in good standing in the state in which the Premises is located, shall have been acƟve over the five (5) year period before their appointment in the leasing of properƟes similar to the Premises within the general real estate market of the Premises. The Neutral Arbitrator shall addiƟonally not be related to or aﬃliated with either Party or Advocate Arbitrator, and shall not have previously represented in a real estate transacƟon a Party or anyone related to or aﬃliated with a Party. All maƩers to be determined by the Arbitrators shall be decided by a majority vote of the Arbitrators, with each Arbitrator having one (1) vote. The Arbitrators may, as the Arbitrators determine, hold hearings and require briefs, including market data and addiƟonal informaƟon. (e) Within thirty (30) days aŌer selecƟon of the Neutral Arbitrator, the three Arbitrators shall first reach a decision as to their own independent opinion of the Fair Market Value established by taking into account the terms, assumpƟons and condiƟons set forth herein ("Arbitrators' Market Value"), then decide which Party's SubmiƩed Value is closer in monetary amount to the Arbitrators' Market Value ("Selected Market Value"), then provide the ParƟes a copy of the Arbitrators' Market Value and finally noƟfy the ParƟes of the Selected Market Value. The Selected Market Value shall be the Fair Market Value. The Arbitrators shall have no right to decide a Selected Market Value which is a compromise to (or modificaƟon of) the SubmiƩed Values. The decision of the Arbitrators shall be binding upon the ParƟes. The Party whose SubmiƩed Value is not the Selected Market Value shall, within ten (10) days aŌer the Arbitrators decide the Selected Market Value, pay the fees and costs of all three (3) Arbitrators. (f)If the Fair Market Value has not been established before the start of the applicable OpƟon Term, then Lessee shall conƟnue to pay to Lessor rent in the amount payable for the month immediately preceding the start of such OpƟon Term and Lessor's acceptance of such rent shall not waive, adversely aﬀect or prejudice the ParƟes' right to complete establishment of the Fair Market Value or Lessor's right to collect the full amount of the Fair Market Value once the Fair Market Value is established. Lessee shall, within ten (10) days aŌer establishment of the Fair Market Value, pay to Lessor any deficiency in rent then due for the OpƟon Term. Following establishment of Fair Market Value, the ParƟes shall, within ten (10) days aŌer request by either Party, sign an amendment to this Lease to confirm the Fair Market Value and the expiraƟon date of this Lease, but the ParƟes' failure to request or to sign such an amendment shall not aﬀect establishment of the Fair Market Value or extension of the Lease term. (g) The Arbitrators, in deciding the Arbitrators' Market Value, shall take into account rent rates, rent abatements, periodic rent increases, real property taxes, insurance premiums and other operaƟng expenses, tenant improvement and other applicable allowances, building services, length of lease term and other factors professional real estate brokers and/or appraisers customarily consider in determining fair market rent of property in an arm's length transacƟon by ready, willing and able parƟes for space of comparable locaƟon, size, age, condiƟon, quality, parking, visibility, view, signage and accessibility if the Premises were marketed in a normal and customary manner for a reasonable length of Ɵme on the open market to be leased to a tenant with financial strength and credit worthiness comparable to Lessee and guarantors (if any) of this Lease (as of Lessee's exercise of the Extension OpƟon) for a term comparable to the length of the applicable OpƟon Term and used for the Agreed Use (or other reasonably comparable uses). The Arbitrators, in deciding the Arbitrators' Market Value, shall not consider as a comparable transacƟon any of the following: a sublease, lease assignment, lease renewal or extension; lease with a tenant that has equity, is related to or aﬃliated with the landlord; or a lease of space that was subject to a right of first refusal, right of first oﬀer, expansion opƟon or other encumbrances. The Arbitrators, in deciding the Arbitrators' Market Value, shall reduce the Fair Market Value on account of AlteraƟons and improvements made by Lessee to the extent the cost thereof was paid solely by Lessee (in excess of any applicable improvement allowance, abated rent in lieu of improvement allowance or other consideraƟon provided by Lessor for Lessee's improvement of the Premises), shall not reduce the Fair Market Value on account of any real estate brokerage commission savings by Lessor, and shall not reduce the Fair Market Value on account of deferred maintenance or repair of the Premises for which Lessee was responsible under the Lease but did not perform. IV.Fixed Rental Adjustment(s) ("FRA"). The monthly Base Rent shall be increased to the following amounts on the dates set forth below: On (fill in FRA Adjustment Date(s)): The 37th month of the Lease Term The new Base Rent shall be: $134,984.00 The 49th month of the Lease Term $140,383.00 V. ConƟnuaƟon of Original Term Adjustments. The monthly Base Rent during the OpƟon Term(s) which start(s) on shall be increased in accordance with the same formula provided in the Lease to be used to calculate increases in the Base Rent during the Original Term of the Lease. BROKER'S FEE: For each adjustment in Base Rent specified above, the Brokers shall be paid a Brokerage Fee in accordance with paragraph 15 of the Lease or if applicable, paragraph 9 of the Sublease. AIR CRE * hƩps://www.aircre.com * 213-687-8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in wriƟng. INITIALS © 2017 AIR CRE. All Rights Reserved. OE-7.00, Revised 11-05-2021 INITIALS Last Edited: 9/8/2022 8:53 AM Page 20 of 21

ADDENDUM TO LEASE Date: September 8, 2022 By and Between Ventura County Railway Company, LLC, a California limited liability Lessor: company Limoneira Company, a Delaware corporation Lessee: 2001 Sunkist Circle, Oxnard, California 93030 Property Address: (street address, city, state, zip) Paragraph: 53 In the event of any conflict between the provisions of this Addendum and the printed provisions of the Lease, this Addendum shall control. Prior to vacating the Premises at termination of the Lease, Lessee will remove trade fixtures and equipment other than the equipment purchased under the Purchase and Sale Agreement. AIR CRE * hƩps://www.aircre.com * 213-687-8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in wriƟng. INITIALS © 2017 AIR CRE. All Rights Reserved. ADD-1.03, Revised 10-22-2020 INITIALS Last Edited: 9/8/2022 8:53 AM Page 21 of 21